360 FUNDS

FinTrust Income and Opportunities Fund (the “Fund”)

Class A Shares (HROAX)

Institutional Class Shares (HIOIX)

Supplement dated July 14, 2021

To the Funds’ Prospectus and Statement of Additional Information

dated March 30, 2021

This Supplement revises information in the Funds’ Prospectus and Statement of Additional Information dated March 30, 2021. If you would like another copy of the Funds’ Prospectus, call us at 877-244-6235 or write to us at 4300 Shawnee Mission Parkway, Suite 100, Fairway, Kansas 66205 to request a free copy.

Effective as of July 2, 2021, John Mills no longer serves as a Portfolio Manager of the Fund. All references to Mr. Mills in the Prospectus and Statement of Additional Information are removed.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE